CASH AND CASH EQUIVALENTS	9 Months Ended
Sep. 30, 2017
CASH AND CASH EQUIVALENTS.
CASH AND CASH EQUIVALENTS

2.CASH AND CASH EQUIVALENTS

As of September 30, 2017, the Company held $16.4 million in cash and cash equivalents. From time to time, the Company may have cash balances in financial institutions in excess of insurance limits. The Company has never experienced any losses related to these balances. The Company considers only those investments that are highly liquid, readily convertible to cash, and that mature within three months from date of purchase to be cash equivalents.

At September 30, 2017 and December 31, 2016, cash equivalents were comprised of money market funds and other short-term investments.

Cash and cash equivalents consisted of the following:

	September 30,	December 31,
(In thousands)	2017	2016
Cash	$(90)	$111
Money market funds	16,524	21,353
Total cash and cash equivalents	$16,434	$21,464